DIREXION SHARES ETF TRUST

Direxion Daily Large Cap Bear 1X Shares

Supplement dated May 26, 2016 to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 29, 2016

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved a change in the name, investment objective, investment strategy and underlying index of the Direxion Daily Large Cap Bear 1X Shares (the “Fund”).

Effective immediately, the Fund will be renamed as shown in the table below:

Current Fund Name	New Fund Name
Direxion Daily Large Cap Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares

Effective immediately, the underlying index of the Fund will change as shown in the table below and all references to the Current Index in the prospectus and SAI will be replaced with the New Index:

Current Index	New Index
Russell 1000® Index	S&P 500® Index

Effective immediately, all descriptions of the Current Index in the Fund’s Prospectus and SAI will be replaced with the following description of the New Index:

New Index Description

S&P 500® Index

The Index is a capitalization-weighted index composed of 500 common stocks. Standard & Poor’s® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the NYSE. The Index had a median total market capitalization of $18.5 billion as of April 29, 2016. Component securities had total market capitalizations ranging from $2.6 billion to $519.7 billion as of April 29, 2016. As of April 29, 2016, components of the Index included securities in the information technology, financials and health care sectors.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, and Standard & Poor’s® makes no representation regarding the advisability of investing in the Fund.

On page 4 of the Prospectus, the paragraph immediately following the table under “Principal Investment Risks - Effects of Compounding and Market Volatility Risk” is deleted and replaced with the following:

The Index’s annualized historical volatility rate for the five year period ended December 31, 2015 was 14.28%. The Index’s highest volatility rate for any one calendar year during the five-year period was 23.42% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2015 was 12.57%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.

The paragraphs titled “Producer Durables Sector Risk” and “Technology Sector Risk” in the “Principal Investment Risks” section of the Prospectus are deleted. The following paragraph is added to the “Principal Investment Risks” section of the Prospectus:

Information Technology Sector Risk — The Fund may invest in, and/or have exposure to, information technology-related securities. The market prices of information technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect information technology companies. These companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those information technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

The table under the heading “Additional Information Regarding Principal Investment Risks” is revised to remove “Producer Durables Sector Risk” and “Technology Sector Risk” from, and add “Information Technology Sector Risk” to, the Fund’s column.

The table on page 119 of the Prospectus titled “Table 2 - Historic Volatility of each Fund’s Benchmark Index” in the “Additional Information Regarding Investment Techniques and Policies - Market Volatility” section is revised as follows to add the New Index’s annualized volatility rate for the five-year period ended December 31, 2015:

Index	5-Year Historical Volatility Rate
S&P 500® Index	23.42%

Additionally, effective immediately, the Board has approved and Rafferty Asset Management, LLC (“Rafferty”), the Trust’s adviser to the Fund, has agreed to a reduction in the Management Fees payable to Rafferty by the Fund. As a result, the Management Fees for the Fund will be reduced from 0.45% to 0.35%.

The Board has also approved and Rafferty has also agreed to a reduction in the contractual cap of other expenses (excluding certain expenses of the Fund) payable to Rafferty by the Fund, pursuant to the Operating Expense Limitation Agreement as described below and in the Fund’s Prospectus from 0.65% to 0.45% through September 1, 2017.

In accordance with these changes, effectively immediately:

The “Annual Fund Operating Expenses” table and corresponding “Expense Example” appearing in the Prospectus under the heading “Fees and Expenses of the Fund” are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.02%

Total Annual Fund Operating Expenses	0.58%
Expense Cap/Reimbursement(2)	(0.11)%

Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.47%

(1)	Other Expenses and Acquired Fund Fees and Expenses are estimated for the Fund’s current fiscal year.
(2)

Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2017, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.45% of the Fund’s daily net assets (excluding, as applicable, among other expenses, any front-end or contingent deferred sales loads, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund).

Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$48	$175

In addition, effective immediately, on page 139 of the Prospectus under the section “Management of the Funds” the row for the Fund in the Advisory Fees Charged table is revised as follows:

Fund	Advisory Fee Charged
Direxion Daily S&P 500® Bear 1X Shares	0.35%

Also, effective immediately, on page 140 of the Prospectus under the section “Management of the Funds” the row for the Fund in the Expense Cap table is revised as follows:

Fund	Expense Cap
Direxion Daily S&P 500® Bear 1X Shares	0.45%

Finally, effective immediately, the trading symbol for the Fund will be as follows:

Fund	Ticker Symbol
Direxion Daily S&P 500® Bear 1X Shares	SPDN

For more information, please contact the Fund at (866) 476-7523.

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Please retain a copy of this Supplement with your Prospectus and SAI.